FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT (Schedule of Credit Risk) (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Assets:
Cash and cash equivalents	$ 12,990	$ 16,831	$ 5,297	$ 3,404
Total assets	81,391	47,290
Credit risk [member]
Assets:
Cash and cash equivalents	12,990	16,831
Short-term bank deposits	44,145	5,756
Other receivables	142	141
Total assets	$ 57,277	$ 22,728